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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  MAY 23, 2001
                      -------------------------------------
                        (Date of earliest event reported)


                           FIRST FEDERAL CAPITAL CORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-18046



                  WISCONSIN                                     39-1651288
         ---------------------------                       -------------------
       (State or other jurisdiction                          (I.R.S. Employer
             of incorporation)                              Identification No.)


                 605 STATE STREET
               LA CROSSE, WISCONSIN                                54601
   ------------------------------------------                  ------------
       (Address of principal executive offices)                 (Zip Code)





                                 (608) 784-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         PROSPECTIVE MERGER

         On May 23, 2001, First Federal Capital Corp, a Wisconsin corporation (the "Corporation"), announced that it had entered into an Agreement and Plan of Merger, dated as of May 23, 2001 (the "Merger Agreement"), with American Community Bankshares, Inc., a Wisconsin corporation ("ACB"), providing for the merger of ACB with and into the Corporation (the "Merger"), with the Corporation continuing as the surviving corporation (the "Surviving Corporation"). The Merger Agreement provides that each outstanding share of common stock, no par value per share, of ACB ("ACB Common Stock"), will be converted (other than certain shares that will be cancelled or shares as to which dissenters' rights are properly perfected, as specified in the Merger Agreement) into the right to receive 4.5 shares of common stock, $0.10 par value, of the Corporation ("Corporation Common Stock"). The Merger will be structured as a purchase for financial accounting purposes and as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger currently is expected to be completed during the fourth calendar quarter of 2001.

         Following consummation of the Merger, American Community Bank, a state chartered financial institution and a wholly owned subsidiary of ACB ("ACBank"), will be merged with and into First Federal Savings Bank LaCrosse-Madison, a federally chartered, federally insured savings bank and a wholly owned subsidiary of the Corporation ("First Federal Bank"), which will continue as the surviving bank (the "Surviving Bank") and will operate the business of ACBank in its current locations. The principal office of the Surviving Bank will be located in LaCrosse, Wisconsin.

         The Merger Agreement provides that the Surviving Corporation will take the necessary actions, including, if necessary, expansion of the size of its Board of Directors, to cause Edwin J. Zagzebski, Chairman of the Board and Chief Executive Officer of ACB, to be appointed as a director of the Surviving Corporation and the Surviving Bank effective as of the effective time of the Merger. The Surviving Corporation also will cause Mr. Zagzebski to be nominated as its uncontested candidate for election at the initial annual meeting of shareholders following Mr. Zagzebski's appointment for a full three-year term as a director of the Surviving Corporation and the Surviving Corporation will also provide for his continuation as a director of the Surviving Bank for a like term.

         Completion of the Merger is subject to certain conditions, including
(i) approval by the shareholders of ACB, (ii) approval by the Office of Thrift Supervision, the Wisconsin Department of Financial Institutions and other requisite regulatory authorities, (iii) receipt of opinion of counsel for the Corporation that the Merger will be treated, for federal income tax purposes, as a tax-free reorganization, and (iv) other conditions to closing customary in transactions of this type. The Merger Agreement may be terminated by the Corporation or ACB under certain conditions specified in the Merger Agreement prior to the consummation of the Merger.

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         Certain additional information regarding the Merger is contained in a joint press release issued by the Corporation and ACB (the "Press Release") on May 23, 2001.

         The Merger Agreement and the Press Release are attached hereto as exhibits and incorporated herein by reference. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

                    CAUTIONARY STATEMENT FOR PURPOSES OF THE
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         This Current Report on Form 8-K and other written and oral statements made by or on behalf of the Corporation contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) unanticipated regulatory delays or constraints or changes in the proposed Merger required by regulatory authorities; (ii) reduction in interest margins due to changes in the interest rate environment; (iii) poorer than expected general economic conditions, including growth opportunities; (iv) legislative enactments or regulatory changes which adversely affect the business of the Corporation or the prospects for completion of the Merger; and (v) other unanticipated occurrences which may delay the consummation of or otherwise adversely impact the Merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      No financial statements are required at this time.

         (b)      No pro forma information is required at this time.

         (c)      Exhibit No.       Description

                  2.1 Agreement and Plan of Merger, dated as of May 23, 2001, between American Community Bankshares, Inc. and First Federal Capital Corp. (The schedules to the Agreement and Plan of Merger are not being filed herewith. The Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.)

                 99.1               Joint Press Release, dated May 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST FEDERAL CAPITAL CORP


Date:    May 23, 2001                By: /s/  Jack C. Rusch
                                         ---------------------------------------
                                            Jack C. Rusch, President and
                                            Chief Executive Officer



















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                                  EXHIBIT INDEX

   Exhibit No.             Description

           2.1 Agreement and Plan of Merger, dated as of May 23, 2001, between American Community Bankshares, Inc. and First Federal Capital Corp. (The schedules to the Agreement and Plan of Merger are not being filed herewith. The Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.)

          99.1             Joint Press Release, dated May 23, 2001.


























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